As filed with the Securities and Exchange Commission on November 8, 2006
Registration No. 333-138319

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Amendment No. 1
To
Form S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Charter Communications Holdings, LLC
CCH I, LLC
and
CCH II, LLC
(Exact name of registrants as specified in their charters)

Delaware	4841	43-1843179
Delaware	4841	13-4257699
Delaware	4841	03-0511293
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
12405 Powerscourt Drive
St. Louis, Missouri 63131
(314) 965-0555
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)
Grier C. Raclin
Executive Vice President, General Counsel and Corporate Secretary
12405 Powerscourt Drive
St. Louis, Missouri 63131
(314) 965-0555
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies to:
Dennis J. Friedman
Jeffrey L. Kochian
Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166
(212) 351-4000
      Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
      If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.     ☐
      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

		Primary Standard
		Industrial	I.R.S. Employer
	State of	Classification Code	Identification
Name	Incorporation	Number	Number

CCH I Capital Corp.	DE	4841	13-4257701
CCH II Capital Corp.	DE	4841	13-4257703

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 20.     Indemnification of Directors and Officers
Indemnification Under the Limited Liability Company Agreements of Charter Holdings, CCH I and CCH II
      The limited liability company agreements of Charter Holdings, CCH I and CCH II provide that the members, the manager, the directors, their affiliates or any person who at any time serves or has served as a director, officer, employee or other agent of any member or any such affiliate, and who, in such capacity, engages or has engaged in activities on behalf of Charter Holdings, CCH I and CCH II shall be indemnified and held harmless by Charter Holdings, CCH I and CCH II to the fullest extent permitted by law from and against any losses, damages, expenses, including attorneys’ fees, judgments and amounts paid in settlement actually and reasonably incurred by or in connection with any claim, action, suit or proceeding arising out of or incidental to such indemnifiable person’s acts or omissions on behalf of Charter Holdings, CCH I and CCH II. Notwithstanding the foregoing, no indemnification is available under the limited liability company agreement in respect of any such claim adjudged to be primarily the result of bad faith, willful misconduct or fraud of an indemnifiable person. Payment of these indemnification obligations shall be made from the assets of Charter Holdings, CCH I and CCH II and the members shall not be personally liable to an indemnifiable person for payment of indemnification.
Indemnification Under the Delaware Limited Liability Company Act
      Section 18-108 of the Delaware Limited Liability Company Act authorizes a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement.
Indemnification Under the By-Laws of CCH I Capital and CCH II Capital
      The bylaws of CCH I Capital and CCH II Capital require CCH I Capital and CCH II Capital, to the fullest extent authorized by the Delaware General Corporation Law, to indemnify any person who was or is made a party or is threatened to be made a party or is otherwise involved in any action, suit or proceeding by reason of the fact that he is or was a director or officer of CCH I Capital and CCH II Capital or is or was serving at the request of CCH I Capital and CCH II Capital as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise, in each case, against all expense, liability and loss (including attorneys’ fees, judgments, amounts paid in settlement, fines, ERISA excise taxes or penalties) reasonably incurred or suffered by such person in connection therewith.
Indemnification Under the Delaware General Corporation Law
      Section 145 of the Delaware General Corporation Law, authorizes a corporation to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. In addition, the Delaware General Corporation Law does not permit indemnification in any threatened, pending or completed action or suit by or in the right of the corporation in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses, which such court shall deem proper. To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter, such person shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by such person. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended. The Delaware General Corporation Law also allows a corporation to provide for the elimination or limit of the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director:
      (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders,
      (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
      (iii) for unlawful payments of dividends or unlawful stock purchases or redemptions, or
      (iv) for any transaction from which the director derived an improper personal benefit. These provisions will not limit the liability of directors or officers under the federal securities laws of the United States.
Item 21.     Exhibits and Financial Statement Schedules
      Exhibits are listed by numbers corresponding to the Exhibit Table of Item 601 in Regulation S-K.

Exhibit	Description

2.1	Purchase Agreement, dated May 29, 2003, by and between Falcon Video Communications, L.P. and WaveDivision Holdings, LLC (incorporated by reference to Exhibit 2.1 to Charter Communications, Inc.’s current report on Form 8-K filed on May 30, 2003 (File No. 000-27927)).
2.2	Asset Purchase Agreement, dated September 3, 2003, by and between Charter Communications VI, LLC, The Helicon Group, L.P., Hornell Television Service, Inc., Interlink Communications Partners, LLC, Charter Communications Holdings, LLC and Atlantic Broadband Finance, LLC (incorporated by reference to Exhibit 2.1 to Charter Communications, Inc.’s current report on Form 8-K/ A filed on September 3, 2003 (File No. 000-27927)).
2.3	Purchase Agreement, dated August 11, 2005 by and among CCO Holdings, LLC, CCO Holdings Capital Corp. and J.P. Morgan Securities Inc., Credit Suisse First Boston LLC, and Banc of America Securities LLC as representatives of the purchasers (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of CCO Holdings, LLC and CCO Holdings Capital Corp. filed on August 17, 2005 (File No. 333-112593)).
2.4	Purchase Agreement dated as of January 26, 2006, by and between CCH II, LLC, CCH II Capital Corp and J.P. Morgan Securities, Inc as Representative of several Purchasers for $450,000,000 10.25% Senior Notes Due 2010 (incorporated by reference to Exhibit 10.3 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
2.5	Asset Purchase Agreement dated February 27, 2006, by and between Charter Communications Operating, LLC and Cebridge Acquisition Co., LLC (incorporated by reference to Exhibit 2.2 to the quarterly report on Form 10-Q of Charter Communications, Inc. filed on May 2, 2006 (File No. 000-27927)).
3.1	Certificate of Formation of Charter Communications Holdings, LLC (incorporated by reference to Exhibit 3.3 to Amendment No. 2 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on June 22, 1999 (File No. 333-77499)).

Exhibit		Description

3	.2(a)	Amended and Restated Limited Liability Company Agreement of Charter Communications Holdings, LLC, dated as of October 30, 2001 (incorporated by reference to Exhibit 3.2 to the annual report on Form 10-K of Charter Communications Holdings, LLC and Charter Communications Holding Capital Corporation on March 29, 2002 (File No. 333-77499)).
3	.2(b)	Second Amended and Restated Limited Liability Company Agreement for Charter Communications Holdings, LLC, dated as of October 31, 2005 (incorporated by reference to Exhibit 10.21 to the quarterly report on Form 10-Q of Charter Communications, Inc. filed on November 2, 2005 (File No. 000-27927)).
3.3		Certificate of Formation of CCH I, LLC (incorporated by reference to Exhibit 3.9 to the registration statement on Form S-4 of Charter Communications Holdings, LLC. filed on January 26, 2006 (File No. 333-131251)).
3	.4(a)	Limited Liability Company Agreement of CCH I, LLC, dated as of July 9, 2003 (incorporated by reference to Exhibit 3.10(a) to the registration statement on Form S-4 of Charter Communications Holdings, LLC. filed on January 26, 2006 (File No. 333-131251)).
3	.4(b)	First Amendment to Limited Liability Company Agreement of CCH I, LLC, dated as of June 22, 2004 (incorporated by reference to Exhibit 3.10(b) to the registration statement on Form S-4 of Charter Communications Holdings, LLC. filed on January 26, 2006 (File No. 333-131251)).
3.5		Certificate of Incorporation of CCH I Capital Corporation (incorporated by reference to Exhibit 3.11 to the registration statement on Form S-4 of Charter Communications Holdings, LLC. filed on January 26, 2006 (File No. 333-131251)).
3.6		Amended and Restated By-laws of CCH I Capital Corporation(incorporated by reference to Exhibit 3.12 to the registration statement on Form S-4 of Charter Communications Holdings, LLC. filed on January 26, 2006 (File No. 333-131251)).
3.7		Certificate of Formation of CCH II, LLC (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the registration statement on Form S-4 of CCH II, LLC and CCH II Capital Corporation filed on March 24, 2004 (File No. 333-111423)).
3	.8(a)	Amended and Restated Limited Liability Company Agreement of CCH II, LLC, dated as of July 10, 2003 (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the registration statement on Form S-4 of CCH II, LLC and CCH II Capital Corporation filed on March 24, 2004 (File No. 33-111423)).
3.9		Certificate of Incorporation of CCH II Capital Corporation (incorporated by reference to Exhibit 3.3 to Amendment No. 1 to the registration statement on Form S-4 of CCH II, LLC and CCH II Capital Corporation filed on March 24, 2004 (File No. 333-111423)).
3.10		Amended and Restated By-laws of CCH II Capital Corporation (incorporated by reference to Exhibit 3.4 to Amendment No. 1 to the registration statement on Form S-4 of CCH II, LLC and CCH II Capital Corporation filed on March 24, 2004 (File No. 333-111423)).
Certain long-term debt instruments, none of which relates to authorized indebtedness that exceeds 10% of the consolidated assets of the Registrants have not been filed as exhibits to this Form S-4. The Registrants agree to furnish the Commission upon its request a copy of any instrument defining the rights of holders of long- term debt of the Company and its consolidated subsidiaries.
4.1		Indenture relating to the 8.250% Senior Notes due 2007, dated as of March 17, 1999, between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and Harris Trust and Savings Bank (incorporated by reference to Exhibit 4.1(a) to Amendment No. 2 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on June 22, 1999 (File No. 333-77499)).

Exhibit		Description

4	.2(a)	Indenture relating to the 8.625% Senior Notes due 2009, dated as of March 17, 1999, among Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and Harris Trust and Savings Bank (incorporated by reference to Exhibit 4.2(a) to Amendment No. 2 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on June 22, 1999 (File No. 333-77499)).
4	.2(b)	First Supplemental Indenture relating to the 8.625% Senior Notes due 2009, dated as of September 28, 2005, among Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee (incorporated by reference to Exhibit 10.3 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.3(a)	Indenture relating to the 9.920% Senior Discount Notes due 2011, dated as of March 17, 1999, among Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and Harris Trust and Savings Bank (incorporated by reference to Exhibit 4.3(a) to Amendment No. 2 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on June 22, 1999 (File No. 333-77499)).
4	.3(b)	First Supplemental Indenture relating to the 9.920% Senior Discount Notes due 2011, dated as of September 28, 2005, among Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee (incorporated by reference to Exhibit 10.4 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.4(a)	Indenture relating to the 10.00% Senior Notes due 2009, dated as of January 12, 2000, between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and Harris Trust and Savings Bank (incorporated by reference to Exhibit 4.1(a) to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on January 25, 2000 (File No. 333-95351)).
4	.4(b)	First Supplemental Indenture relating to the 10.00% Senior Notes due 2009, dated as of September 28, 2005, between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee (incorporated by reference to Exhibit 10.5 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.5(a)	Indenture relating to the 10.25% Senior Notes due 2010, dated as of January 12, 2000, among Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and Harris Trust and Savings Bank (incorporated by reference to Exhibit 4.2(a) to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on January 25, 2000 (File No. 333-95351)).
4	.5(b)	First Supplemental Indenture relating to the 10.25% Senior Notes due 2010, dated as of September 28, 2005, among Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee (incorporated by reference to Exhibit 10.6 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.6(a)	Indenture relating to the 11.75% Senior Discount Notes due 2010, dated as of January 12, 2000, among Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and Harris Trust and Savings Bank (incorporated by reference to Exhibit 4.3(a) to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on January 25, 2000 (File No. 333-95351)).

Exhibit		Description

4	.6(b)	First Supplemental Indenture relating to the 11.75% Senior Discount Notes due 2010, among Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee, dated as of September 28, 2005 (incorporated by reference to Exhibit 10.7 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.7(a)	Indenture dated as of January 10, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.750% senior notes due 2009 (incorporated by reference to Exhibit 4.2(a) to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on February 2, 2001 (File No. 333-54902)).
4	.7(b)	First Supplemental Indenture dated as of September 28, 2005 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.750% Senior Notes due 2009 (incorporated by reference to Exhibit 10.8 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.8(a)	Indenture dated as of January 10, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 11.125% senior notes due 2011 (incorporated by reference to Exhibit 4.2(b) to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on February 2, 2001 (File No. 333-54902)).
4	.8(b)	First Supplemental Indenture dated as of September 28, 2005, between Charter Communications Holdings, LLC, Charter Communications Capital Corporation and BNY Midwest Trust Company governing 11.125% Senior Notes due 2011 (incorporated by reference to Exhibit 10.9 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.9(a)	Indenture dated as of January 10, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 13.500% senior discount notes due 2011 (incorporated by reference to Exhibit 4.2(c) to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on February 2, 2001 (File No. 333-54902)).
4	.9(b)	First Supplemental Indenture dated as of September 28, 2005, between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 13.500% Senior Discount Notes due 2011 (incorporated by reference to Exhibit 10.10 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.10(a)	Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009. (incorporated by reference to Exhibit 10.2(a) to the current report on Form 8-K filed by Charter Communications, Inc. on June 1, 2001 (File No. 000-27927)).
4	.10(b)	First Supplemental Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009 (incorporated by reference to Exhibit 10.2(a) to the current report on Form 8-K filed by Charter Communications, Inc. on January 15, 2002 (File No. 000-27927)).
4	.10(c)	Second Supplemental Indenture dated as of June 25, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009 (incorporated by reference to Exhibit 4.1 to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on August 6, 2002 (File No. 000-27927)).

Exhibit		Description

4	.10(d)	Third Supplemental Indenture dated as of September 28, 2005 between Charter Communications Holdings, LLC, Charter Communications Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009 (incorporated by reference to Exhibit 10.11 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.11(a)	Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.000% Senior Notes due 2011. (incorporated by reference to Exhibit 10.3(a) to the current report on Form 8-K filed by Charter Communications, Inc. on June 1, 2001 (File No. 000-27927)).
4	.11(b)	First Supplemental Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.000% Senior Notes due 2011 (incorporated by reference to Exhibit 10.3(a) to the current report on Form 8-K filed by Charter Communications, Inc. on January 15, 2002 (File No. 000-27927)).
4	.11(c)	Second Supplemental Indenture dated as of June 25, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.000% Senior Notes due 2011 (incorporated by reference to Exhibit 4.2 to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on August 6, 2002 (File No. 000-27927)).
4	.11(d)	Third Supplemental Indenture dated as of September 28, 2005 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing the 10.000% Senior Notes due 2011 (incorporated by reference to Exhibit 10.12 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.12(a)	Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 11.750% Senior Discount Notes due 2011. (incorporated by reference to Exhibit 10.4(a) to the current report on Form 8-K filed by Charter Communications, Inc. on June 1, 2001 (File No. 000-27927)).
4	.12(b)	First Supplemental Indenture dated as of September 28, 2005 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 11.750% Senior Discount Notes due 2011 (incorporated by reference to Exhibit 10.13 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.13(a)	Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 12.125% Senior Discount Notes due 2012 (incorporated by reference to Exhibit 10.4(a) to the current report on Form 8-K filed by Charter Communications, Inc. on January 15, 2002 (File No. 000-27927)).
4	.13(b)	First Supplemental Indenture dated as of June 25, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 12.125% Senior Discount Notes due 2012 (incorporated by reference to Exhibit 4.3 to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on August 6, 2002 (File No. 000-27927)).
4	.13(c)	Second Supplemental Indenture dated as of September 28, 2005 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 12.125% Senior Discount Notes due 2012 (incorporated by reference to Exhibit 10.14 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

Exhibit		Description

4.14		Indenture dated as of September 28, 2005 among CCH I Holdings, LLC and CCH I Holdings Capital Corp., as Issuers, Charter Communications Holdings, LLC, as Parent Guarantor, and The Bank of New York Trust Company, NA, as Trustee, governing: 11.25% Senior Accreting Notes due 2014, 9.920% Senior Accreting Notes due 2014, 10.000% Senior Accreting Notes due 2014, 11.75% Senior Accreting Notes due 2014, 13.50% Senior Accreting Notes due 2014, 12.125% Senior Accreting Notes due 2014 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.15(a)	Indenture dated as of September 28, 2005 among CCH I, LLC and CCH I Capital Corp., as Issuers, Charter Communications Holdings, LLC, as Parent Guarantor, and The Bank of New York Trust Company, NA, as Trustee, governing 11.00% Senior Secured Notes due 2015 (incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
4	.15(b)	First Supplemental Indenture relating to the 11.00% Senior Notes due 2015, dated as of September 14, 2006, by and between CCH I, LLC, CCH I Capital Corp. as Issuers, Charter Communications Holdings, LLC as Parent Guarantor and The Bank of New York Trust Company, N.A. as trustee (incorporated by reference to Exhibit 10.4 to the current report on Form 8-K of Charter Communications, Inc. on September 19, 2006 (File 000-27927)).
4.16		Indenture relating to the 10.25% Senior Notes due 2010, dated as of September 23, 2003, among CCH II, LLC, CCH II Capital Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications Inc. filed on September 26, 2003 (File No. 000-27927)).
4.17		Indenture relating to the 10.25% Senior Notes due 2013, dated as of September 14, 2006, by and between CCH II, LLC, CCH II Capital Corp. as Issuers, Charter Communications Holdings, LLC as Parent Guarantor and The Bank of New York Trust Company, N.A. as trustee (incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of Charter Communications, Inc. on September 19, 2006)).
5	.1*	Opinion of Gibson, Dunn & Crutcher regarding legality.
10.1		Indenture relating to the 83/4% Senior Notes due 2013, dated as of November 10, 2003, by and among CCO Holdings, LLC, CCO Holdings Capital Corp. and Wells Fargo Bank, N.A. as trustee (incorporated by reference to Exhibit 4.1 to the current report on Form 8-K of Charter Communications, Inc. filed on November 12, 2003 (File No. 000-27927)).
10.2		Indenture relating to the 8% senior second lien notes due 2012 and 83/8% senior second lien notes due 2014, dated as of April 27, 2004, by and among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and Wells Fargo Bank, N.A. as trustee (incorporated by reference to Exhibit 10.32 to Amendment No. 2 to the registration statement on Form S-4 of CCH II, LLC filed on May 5, 2004 (File No. 333-111423)).
10	.3(a)	Indenture dated as of December 15, 2004 among CCO Holdings, LLC, CCO Holdings Capital Corp. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of CCO Holdings, LLC filed on December 21, 2004 (File No. 333-112593)).
10	.3(b)	First Supplemental Indenture dated August 17, 2005 by and among CCO Holdings, LLC, CCO Holdings Capital Corp. and Wells Fargo Bank, L.A., as trustee (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of CCO Holdings, LLC and CCO Holdings Capital Corp. filed on August 23, 2005 (File No. 333-112593)).
10.4		Exchange and Registration Rights Agreement dated August 17, 2005 by and among CCO Holdings, LLC, CCO Holdings Capital Corp. and J.P. Morgan Securities Inc., Credit Suisse First Boston LLC, and Banc of America Securities LLC as representatives of the purchasers (incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of CCO Holdings, LLC and CCO Holdings Capital Corp. filed on August 23, 2005 (File No. 333-112593)).

Exhibit		Description

10	.5(a)	Pledge Agreement made by CCH I, LLC in favor of The Bank of New York Trust Company, NA, as Collateral Agent dated as of September 28, 2005 (incorporated by reference to Exhibit 10.15 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).
10	.5(b)	Amendment to the Pledge Agreement between CCH I, LLC in favor of The Bank of New York Trust Company, N.A., as Collateral Agent, dated as of September 14, 2006 (incorporated by reference to Exhibit 10.3 to the current report on Form 8-K of Charter Communications, Inc. on September 19, 2006 (File No. 000-27927)).
10.6		Exchange and Registration Rights Agreement, dated as of September 14, 2006, by and between CCH I, LLC, CCH I Capital Corp., CCH II, LLC, CCH II Capital Corp. Charter Communications Holdings, LLC and Banc of America Securities LLC (incorporated by reference to Exhibit 10.5 to the current report on Form 8-K of Charter Communications, Inc. on September 19, 2006 (File No. 000-27927)).
10.7		Consulting Agreement, dated as of March 10, 1999, by and between Vulcan Northwest Inc., Charter Communications, Inc. (now called Charter Investment, Inc.) and Charter Communications Holdings, LLC (incorporated by reference to Exhibit 10.3 to Amendment No. 4 to the registration statement on Form S-4 of Charter Communications Holdings, LLC filed on July 22, 1999 (File No. 333-77499)).
10	.8(a)	First Amended and Restated Mutual Services Agreement, dated as of December 21, 2000, by and between Charter Communications, Inc., Charter Investment, Inc. and Charter Communications Holding Company, LLC (incorporated by reference to Exhibit 10.2(b) to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on February 2, 2001 (File No. 333-54902)).
10	.8(b)	Letter Agreement, dated June 19, 2003, by and among Charter Communications, Inc., Charter Communications Holding Company, LLC and Charter Investment, Inc. regarding Mutual Services Agreement (incorporated by reference to Exhibit No. 10.5(b) to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on August 5, 2003 (File No. 000-27927)).
10	.8(c)	Second Amended and Restated Mutual Services Agreement, dated as of June 19, 2003 between Charter Communications, Inc. and Charter Communications Holding Company, LLC (incorporated by reference to Exhibit 10.5(a) to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on August 5, 2003 (File No. 000-27927)).
10	.9(a)	Amended and Restated Limited Liability Company Agreement for CC VIII, LLC, dated as of March 31, 2003 (incorporated by reference to Exhibit 10.27 to the annual report on Form 10-K of Charter Communications, Inc. filed on April 15, 2003 (File No. 000-27927)).
10	.9(b)	Third Amended and Restated Limited Liability Company Agreement for CC VIII, LLC, dated as of October 31, 2005 (incorporated by reference to Exhibit 10.20 to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on November 2, 2005 (File No. 000-27927)).
10	.10(a)	Amended and Restated Limited Liability Company Agreement of Charter Communications Operating, LLC, dated as of June 19, 2003 (incorporated by reference to Exhibit No. 10.2 to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on August 5, 2003 (File No. 000-27927)).
10	.10(b)	First Amendment to the Amended and Restated Limited Liability Company Agreement of Charter Communications Operating, LLC, adopted as of June 22, 2004 (incorporated by reference to Exhibit 10.16(b) to the annual report on Form 10-K filed by Charter Communications, Inc. on February 28, 2006 (File No. 000-27927)).
10.11		Amended and Restated Management Agreement, dated as of June 19, 2003, between Charter Communications Operating, LLC and Charter Communications, Inc. (incorporated by reference to Exhibit 10.4 to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on August 5, 2003 (File No. 333-83887)).

Exhibit		Description

10	.12(a)	Stipulation of Settlement, dated as of January 24, 2005, regarding settlement of Consolidated Federal Class Action entitled in Re Charter Communications, Inc. Securities Litigation. (incorporated by reference to Exhibit 10.48 to the Annual Report on Form 10-K filed by Charter Communications, Inc. on March 3, 2005 (File No. 000-27927)).
10	.12(b)	Amendment to Stipulation of Settlement, dated as of May 23, 2005, regarding settlement of Consolidated Federal Class Action entitled In Re Charter Communications, Inc. Securities Litigation (incorporated by reference to Exhibit 10.35(b) to Amendment No. 3 to the registration statement on Form S-1 filed by Charter Communications, Inc. on June 8, 2005 (File No. 333-121186)).
10.13		Stipulation of Settlement, dated as of January 24, 2005, regarding settlement of Federal Derivative Action, Arthur J. Cohn v. Ronald L. Nelson et al and Charter Communications, Inc. (incorporated by reference to Exhibit 10.50 to the annual report on Form 10-K filed by Charter Communications, Inc. on March 3, 2005 (File No. 000-27927)).
10.14		Settlement Agreement and Mutual Release, dated as of February 1, 2005, by and among Charter Communications, Inc. and certain other insureds, on the other hand, and Certain Underwriters at Lloyd’s of London and certain subscribers, on the other hand. (incorporated by reference to Exhibit 10.49 to the annual report on Form 10-K filed by Charter Communications, Inc. on March 3, 2005 (File No. 000-27927)).
10.15		Settlement Agreement and Mutual Releases, dated as of October 31, 2005, by and among Charter Communications, Inc., Special Committee of the Board of Directors of Charter Communications, Inc., Charter Communications Holding Company, LLC, CCHC, LLC, CC VIII, LLC, CC V, LLC, Charter Investment, Inc., Vulcan Cable III, LLC and Paul G. Allen (incorporated by reference to Exhibit 10.17 to the quarterly report on Form 10-Q of Charter Communications, Inc. filed on November 2, 2005 (File No. 000-27927)).
10.16		Exchange Agreement, dated as of October 31, 2005, by and among Charter Communications Holding Company, LLC, Charter Investment, Inc. and Paul G. Allen (incorporated by reference to Exhibit 10.18 to the quarterly report on Form 10-Q of Charter Communications, Inc. filed on November 2, 2005 (File No. 000-27927)).
10.17		CCHC, LLC Subordinated and Accreting Note, dated as of October 31, 2005 (revised) (incorporated by reference to Exhibit 10.3 to the current report on Form 8-K of Charter Communications, Inc. filed on November 4, 2005 (File No. 000-27927)).
10.18		Amended and Restated Credit Agreement, dated as of April 28, 2006, among Charter Communications Operating, LLC, CCO) Holdings, LLC, the lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on May 1, 2006 (File No. 000-27927)).
10	.19(a)†	Charter Communications Holdings, LLC 1999 Option Plan (incorporated by reference to Exhibit 10.4 to Amendment No. 4 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on July 22, 1999 (File No. 333-77499)).
10	.19(b)†	Assumption Agreement regarding Option Plan, dated as of May 25, 1999, by and between Charter Communications Holdings, LLC and Charter Communications Holding Company, LLC (incorporated by reference to Exhibit 10.13 to Amendment No. 6 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on August 27, 1999 (File No. 333-77499)).
10	.19(c)†	Form of Amendment No. 1 to the Charter Communications Holdings, LLC 1999 Option Plan (incorporated by reference to Exhibit 10.10(c) to Amendment No. 4 to the registration statement on Form S-1 of Charter Communications, Inc. filed on November 1, 1999 (File No. 333-83887)).
10	.19(d)†	Amendment No. 2 to the Charter Communications Holdings, LLC 1999 Option Plan (incorporated by reference to Exhibit 10.4(c) to the annual report on Form 10-K filed by Charter Communications, Inc. on March 30, 2000 (File No. 000-27927)).

Exhibit		Description

10	.19(e)†	Amendment No. 3 to the Charter Communications 1999 Option Plan (incorporated by reference to Exhibit 10.14(e) to the annual report of Form 10-K of Charter Communications, Inc. filed on March 29, 2002 (File No. 000-27927)).
10	.19(f)†	Amendment No. 4 to the Charter Communications 1999 Option Plan (incorporated by reference to Exhibit 10.10(f) to the annual report on Form 10-K of Charter Communications, Inc. filed on April 15, 2003 (File No. 000-27927)).
10	.20(a)†	Charter Communications, Inc. 2001 Stock Incentive Plan (incorporated by reference to Exhibit 10.25 to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on May 15, 2001 (File No. 000-27927)).
10	.20(b)†	Amendment No. 1 to the Charter Communications, Inc. 2001 Stock Incentive Plan (incorporated by reference to Exhibit 10.11(b) to the annual report on Form 10-K of Charter Communications, Inc. filed on April 15, 2003 (File No. 000-27927)).
10	.20(c)†	Amendment No. 2 to the Charter Communications, Inc. 2001 Stock Incentive Plan (incorporated by reference to Exhibit 10.10 to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on November 14, 2001 (File No. 000-27927)).
10	.20(c)†	Amendment No. 3 to the Charter Communications, Inc. 2001 Stock Incentive Plan effective January 2, 2002 (incorporated by reference to Exhibit 10.15(c) to the annual report of Form 10-K of Charter Communications, Inc. filed on March 29, 2002 (File No. 000-27927)).
10	.20(e)†	Amendment No. 4 to the Charter Communications, Inc. 2001 Stock Incentive Plan (incorporated by reference to Exhibit 10.11(e) to the annual report on Form 10-K of Charter Communications, Inc. filed on April 15, 2003 (File No. 000-27927)).
10	.20(f)†	Amendment No. 5 to the Charter Communications, Inc. 2001 Stock Incentive Plan (incorporated by reference to Exhibit 10.11(f) to the annual report on Form 10-K of Charter Communications, Inc. filed on April 15, 2003 (File No. 000-27927)).
10	.20(g)†	Amendment No. 6 to the Charter Communications, Inc. 2001 Stock Incentive Plan effective December 23, 2004 (incorporated by reference to Exhibit 10.43(g) to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 5, 2005 (File No. 333-128838)).
10	.20(h)†	Amendment No. 7 to the Charter Communications, Inc. 2001 Stock Incentive Plan effective August 23, 2005 (incorporated by reference to Exhibit 10.43(h) to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 5, 2005 (File No. 333-128838)).
10	.20(i)†	Description of Long-Term Incentive Program to the Charter Communications, Inc. 2001 Stock Incentive Plan (incorporated by reference to Exhibit 10.18(g) to the annual report on Form 10-K filed by Charter Communications Holdings, LLC on March 31, 2005 (File No. 333-77499)).
10	.21†	Description of Charter Communications, Inc. 2006 Executive Bonus Plan (incorporated by reference to Exhibit 10.2 to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on May 2, 2006 (File No. 000-27927)).
10	.22†	2005 Executive Cash Award Plan dated as of June 9, 2005 (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed June 15, 2005 (File No. 000-27927)).
10	.23†	Employment Agreement, dated as of October 8, 2001, by and between Carl E. Vogel and Charter Communications, Inc. (Incorporated by reference to Exhibit 10.4 to the quarterly report on Form 10-Q filed by Charter Communications, Inc. on November 14, 2001 (File No. 000-27927)).
10	.24†	Separation Agreement and Release for Carl E. Vogel, dated as of February 17, 2005 (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K filed by Charter Communications, Inc. on February 22, 2005 (File No. 000-27927)).

Exhibit		Description

10	.25†	Executive Services Agreement, dated as of January 17, 2005, between Charter Communications, Inc. and Robert P. May (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 21, 2005 (File No. 000-27927)).
10	.26†	Letter Agreement, dated April 15, 2005, by and between Charter Communications, Inc. and Paul E. Martin (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed April 19, 2005 (File No. 000-27927)).
10	.27†	Restricted Stock Agreement, dated as of July 13, 2005, by and between Michael J. Lovett and Charter Communications, Inc. (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed July 13, 2005 (File No. 000-27927)).
10	.28†	Employment Agreement, dated as of August 9, 2005, by and between Neil Smit and Charter Communications, Inc. (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on August 15, 2005 (File No. 000-27927)).
10	.29†	Employment Agreement dated as of September 2, 2005, by and between Paul E. Martin and Charter Communications, Inc. (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on September 9, 2005 (File No. 000-27927)).
10	.30†	Employment Agreement dated as of September 2, 2005, by and between Wayne H. Davis and Charter Communications, Inc. (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on September 9, 2005 (File No. 000-27927)).
10	.31†	Employment Agreement dated as of October 31, 2005, by and between Sue Ann Hamilton and Charter Communications, Inc. (incorporated by reference to Exhibit 10.21 to the quarterly report on Form 10-Q of Charter Communications, Inc. filed on November 2, 2005 (File No. 000-27927)).
10	.32†	Employment Agreement effective as of October 10, 2005, by and between Grier C. Raclin and Charter Communications, Inc. (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on November 14, 2005 (File No. 000-27927)).
10	.33†	Employment Offer Letter, dated November 22, 2005, by and between Charter Communications, Inc. and Robert A. Quigley (incorporated by reference to 10.68 to Amendment No. 1 to the registration statement on Form S-1 of Charter Communications, Inc. filed on February 2, 2006 (File No. 333-130898)).
10	.34†	Employment Agreement dated as of December 9, 2005, by and between Robert A. Quigley and Charter Communications, Inc. (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on December 13, 2005 (File No. 000-27927)).
10	.35†	Retention Agreement dated as of January 9, 2006, by and between Paul E. Martin and Charter Communications, Inc. (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 10, 2006 (File No. 000-27927)).
10	.36†	Employment Agreement dated as of January 20, 2006 by and between Jeffrey T. Fisher and Charter Communications, Inc. (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
10	.37†	Employment Agreement dated as of February 28, 2006 by and between Michael J. Lovett and Charter Communications, Inc. (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on March 3, 2006 (File No. 000-27927)).
10	.38†	Separation Agreement of Wayne H. Davis, dated as of March 23, 2006 (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 6, 2006 (File No. 000-27927)).

Exhibit		Description

10	.39†	Consulting Agreement of Wayne H. Davis, dated as of March 23, 2006 (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on April 6, 2006 (File No. 000-27927)).
10	.40†	Employment Agreement dated as of August 1, 2006 by and between Marwan Fawaz and Charter Communications, Inc. (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on August 1, 2006 (File No. 000-27927)).
12	.1**	Computation of Ratio of Earnings to Fixed Charges.
21	.1**	Subsidiaries of Charter Communications Holdings, LLC.
23	.1*	Consent of Gibson, Dunn & Crutcher LLP (included with Exhibit 5.1).
23	.2**	Consent of KPMG LLP.
24	.1**	Powers of attorney (included in signature pages).
25	.1**	Statement of eligibility of trustee for the New CCH I Notes.
25	.2**	Statement of eligibility of trustee for the New CCH II Notes.
99	.1*	Letter of Transmittal.
99	.2*	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
99	.3*	Letter to Clients.
99	.4*	Notice of Guaranteed Delivery.

*	Filed herewith.

**	Previously filed.

†	Management compensatory plan or arrangement.
Financial Statements and Schedules
      Schedules not listed above are omitted because of the absence of the conditions under which they are required or because the information required by such omitted schedules is set forth in the financial statements or the notes thereto.
Item 22.     Undertakings
      The undersigned registrants hereby undertake that:

(i) Prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuers undertake that such reoffering prospectus will contain the information called for by the applicable registration form with respect to the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(ii) Every prospectus: (i) that is filed pursuant to the immediately preceding paragraph or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
      The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.
      The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.
      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, other than the payment by the registrants of expenses incurred or paid by a director, officer, or controlling person of the registrants in the successful defense of any action, suit or proceeding, is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, CHARTER COMMUNICATIONS HOLDINGS, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Saint Louis, State of Missouri, on November 8, 2006.

CHARTER COMMUNICATIONS HOLDINGS, LLC
Registrant

By:	CHARTER COMMUNICATIONS, INC.,

Sole Manager

By:	/s/ Kevin D. Howard

Name: Kevin D. Howard

Title:	Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Paul G. Allen		Chairman of the Board of Directors of Charter Communications, Inc.	November 8, 2006

* Neil Smit		President and Chief Executive Officer, Director (Principal Executive Officer) Charter Communications, Inc.	November 8, 2006

* Jeffrey T. Fisher		Executive Vice President and Chief Financial Officer (Principal Financial Officer) Charter Communications, Inc.	November 8, 2006

/s/ Kevin D. Howard Kevin D. Howard		Vice President and Chief Accounting Officer (Principal Accounting Officer) Charter Communications, Inc.	November 8, 2006

*By:	/s/ Kevin D. Howard Kevin D. Howard Attorney-in-Fact

Signature		Title	Date

* W. Lance Conn		Director of Charter Communications, Inc.	November 8, 2006

* Nathaniel A. Davis		Director of Charter Communications, Inc.	November 8, 2006

* Jonathan L. Dolgen		Director of Charter Communications, Inc.	November 8. 2006

* Rajive Johri		Director of Charter Communications, Inc.	November 8, 2006

* Robert P. May		Director of Charter Communications, Inc.	November 8, 2006

* David C. Merritt		Director of Charter Communications, Inc.	November 8, 2006

* Marc B. Nathanson		Director of Charter Communications, Inc.	November 8, 2006

* Jo Allen Patton		Director of Charter Communications, Inc.,	November 8, 2006

* John H. Tory		Director of Charter Communications, Inc.	November 8, 2006

* Larry W. Wangberg		Director of Charter Communications, Inc.	November 8, 2006

*By:	/s/ Kevin D. Howard Kevin D. Howard Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, CCH I, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Saint Louis, State of Missouri, on November 8, 2006.

CCH I, LLC
Registrant

By: CHARTER COMMUNICATIONS, INC.,
Sole Manager

By:	/s/ Kevin D. Howard

Name: Kevin D. Howard

Title:	Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Paul G. Allen		Chairman of the Board of Directors of Charter Communications, Inc.	November 8, 2006

* Neil Smit		President and Chief Executive Officer, Director (Principal Executive Officer) Charter Communications, Inc.	November 8, 2006

* Jeffrey T. Fisher		Executive Vice President and Chief Financial Officer (Principal Financial Officer) Charter Communications, Inc.	November 8, 2006

/s/ Kevin D. Howard Kevin D. Howard		Vice President and Chief Accounting Officer (Principal Accounting Officer) Charter Communications, Inc.	November 8, 2006

*By	/s/ Kevin D. Howard Kevin D. Howard Attorney-in-Fact

Signature		Title	Date

* W. Lance Conn		Director of Charter Communications, Inc.	November 8, 2006

* Nathaniel A. Davis		Director of Charter Communications, Inc.	November 8, 2006

* Jonathan L. Dolgen		Director of Charter Communications, Inc.	November 8, 2006

* Rajive Johri		Director of Charter Communications, Inc.	November 8, 2006

* Robert P. May		Director of Charter Communications, Inc.	November 8, 2006

* David C. Merritt		Director of Charter Communications, Inc.	November 8, 2006

* Marc B. Nathanson		Director of Charter Communications, Inc.	November 8, 2006

* Jo Allen Patton		Director of Charter Communications, Inc.,	November 8, 2006

* John H. Tory		Director of Charter Communications, Inc.	November 8, 2006

* Larry W. Wangberg		Director of Charter Communications, Inc.	November 8, 2006

*By	/s/ Kevin D. Howard Kevin D. Howard Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, CCH II, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Saint Louis, State of Missouri, on November 8, 2006.

CCH II, LLC
Registrant

By:	CHARTER COMMUNICATIONS, INC.,

Sole Manager

By:	/s/ Kevin D. Howard

Name: Kevin D. Howard

Title:	Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Paul G. Allen		Chairman of the Board of Directors of Charter Communications, Inc.	November 8, 2006

* Neil Smit		President and Chief Executive Officer, Director (Principal Executive Officer) Charter Communications, Inc.	November 8, 2006

* Jeffrey T. Fisher		Executive Vice President and Chief Financial Officer (Principal Financial Officer) Charter Communications, Inc.	November 8, 2006

/s/ Kevin D. Howard Kevin D. Howard		Vice President and Chief Accounting Officer (Principal Accounting Officer) Charter Communications, Inc.	November 8, 2006

*By:	/s/ Kevin D. Howard Kevin D. Howard Attorney-in-Fact

Signature		Title	Date

* W. Lance Conn		Director of Charter Communications, Inc.	November 8, 2006

* Nathaniel A. Davis		Director of Charter Communications, Inc.	November 8, 2006

* Jonathan L. Dolgen		Director of Charter Communications, Inc.	November 8, 2006

* Rajive Johri		Director of Charter Communications, Inc.	November 8, 2006

* Robert P. May		Director of Charter Communications, Inc.	November 8, 2006

* David C. Merritt		Director of Charter Communications, Inc.	November 8, 2006

* Marc B. Nathanson		Director of Charter Communications, Inc.	November 8, 2006

* Jo Allen Patton		Director of Charter Communications, Inc.	November 8, 2006

* John H. Tory		Director of Charter Communications, Inc.	November 8, 2006

* Larry W. Wangberg		Director of Charter Communications, Inc.	November 8, 2006

*By:	/s/ Kevin D. Howard Kevin D. Howard Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, CCH I Capital Corp. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Saint Louis, State of Missouri on November 8, 2006.

CCH I Capital Corp.,
Registrant

By:	/s/ Kevin D. Howard

Kevin D. Howard
Vice President and
Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons and in the capacities and on the dates indicated.

Signature		Title	Date

* Neil Smit		President and Chief Executive Officer, Director (Principal Executive Officer) CCH II Capital Corp	November 8, 2006

* Jeffrey T. Fisher		Executive Vice President and Chief Financial Officer (Principal Financial Officer) CCH II Capital Corp	November 8, 2006

/s/ Kevin D. Howard Kevin D. Howard		Vice President and Chief Accounting Officer (Principal Accounting Officer) CCH II Capital Corp	November 8, 2006

By:	/s/ Kevin D. Howard Kevin D. Howard Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, CCH II Capital Corp. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Saint Louis, State of Missouri on November 8, 2006.

CCH II Capital Corp.,
Registrant

By:	/s/ Kevin D. Howard

Kevin D. Howard
Vice President and
Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons and in the capacities and on the dates indicated.

Signature		Title	Date

* Neil Smit		President and Chief Executive Officer, Director (Principal Executive Officer) CCH II Capital Corp	November 8, 2006

* Jeffrey T. Fisher		Executive Vice President and Chief Financial Officer (Principal Financial Officer) CCH II Capital Corp	November 8, 2006

/s/ Kevin D. Howard Kevin D. Howard		Vice President and Chief Accounting Officer (Principal Accounting Officer) CCH II Capital Corp	November 8, 2006

*By	/s/ Kevin D. Howard Kevin D. Howard Attorney-in-Fact